UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 8, 2008

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On February 14, 2008, American Medical Systems Holdings, Inc. issued a press release announcing financial results for its fourth quarter and full year of fiscal year 2007, as well revenue and earnings guidance for 2008. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated February 14, 2008, announcing the company’s financial results for 2007 and guidance for 2008.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 5 — Corporate Governance and Management

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Executive Officer
Stephen J. McGill, Senior Vice President, Global Sales of American Medical Systems Holdings, Inc. tendered his resignation from the Company on February 11, 2008. The Company and Mr. McGill are currently developing transition plans and timing of his departure.
Executive Compensation
On February 8, 2008, the Board of Directors approved the principal terms of the 2008 Executive Variable Incentive Plan. All executive officers will participate in the plan. The plan provides for payment of a bonus based on achievement of net sales, net income and cash flow objectives in the 2008 operating plan approved the Board. The total bonus is weighted 40% for achieving the net sales objective, 30% for achieving the net income objective and 30% for achieving the cash flow objective. The bonus payable under the plan is pro-rated for achievement above the minimum threshold and increases with percentage achievement relative to the objectives, and 100% of the target bonus will be paid at 100% achievement of the plan objectives. The maximum bonus payable under the plan will be 200% of the target bonus at 110% achievement of the net sales and net income objectives and 115% achievement of the cash flow objective. The plan provides for payment if net sales and net income are more than 90% of the corresponding objective, and bonuses for achieving these objectives will be determined and paid quarterly. The plan provides for payment if cash flow is more than 85% of the cash flow objective, and bonuses for achieving this objective will be determined and paid annually. Neither the Board of Directors nor the Compensation Committee has established target bonuses for individual executive officers under the plan, but plan to do so later in the first quarter of 2008.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 14, 2008 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: February 14, 2008	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 14, 2008 (included herewith).